Exhibit 99.2

FOR IMMEDIATE RELEASE

September 23, 2025

Semnur Pharmaceuticals, Inc. (“Semnur”), a Majority Owned Subsidiary of Scilex Holding Company (Nasdaq: SCLX, “Scilex”) Announces Signing of a Securities Purchase Agreement with an Institutional Investor for the Purchase of $100 Million of shares of Semnur Common Stock in Exchange for $100 Million in Bitcoin

PALO ALTO, CALIFORNIA – September 23, 2025 (GLOBE NEWSWIRE) – Semnur Pharmaceuticals, Inc. (“Semnur” or the “Company”) (OTC: SMNR, SMNRW) , a clinical late-stage specialty pharmaceutical company focused on the development and commercialization of novel non-opioid pain therapies, today announced that it has entered into a Securities Purchase Agreement (“SPA”) with the institutional investor for the purchase of $100 million of shares of Semnur common stock in exchange for $100 million in Bitcoin (BTC).

The institutional investor will receive an aggregate of 6,250,000 shares of Semnur common stock at a purchase price of $16.00 per share (in each case subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date of the SPA). The transactions contemplated by the SPA are subject to customary closing conditions, including regarding the accuracy of the parties’ respective representations and warranties as well as the performance of the parties’ respective covenants, and is expected to close in the near future.

The offer and sale of the shares of Semnur common stock pursuant to the SPA are being made in transactions not involving a public offering and have not been registered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder and have not been registered under the Securities Act or applicable state securities laws. Accordingly, the shares of Semnur common stock sold pursuant to the SPA may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Page | 1

Semnur has engaged Biconomy.com (“Biconomy”) to collaborate on future crypto currency strategies which includes crypto currency reserve build up, treasury management, and strategy implementation. Biconomy will provide professional services to assist Semnur’s crypto market entry. “I am very excited to work with Semnur on their next endeavor in the crypto space. The experience, forward-thinking, and the services that we have in the crypto space will prove to be a valuable asset to Semnur in various crypto currency projects”, said Dmitry Sheludko, CEO of Bioconomy.com.

JW Capital Securities Limited served as the financial advisor for this transaction.

For more information on Semnur Pharmaceuticals, Inc., refer to www.semnurpharma.com

About Semnur Pharmaceuticals, Inc.

Semnur is a clinical late-stage specialty pharmaceutical company focused on the development and commercialization of novel non-opioid pain therapies. Semnur’s product candidate, SP-102 (SEMDEXA™), is the first non-opioid novel gel formulation administered epidurally in development for patients with moderate to severe chronic radicular pain/sciatica.

Semnur Pharmaceuticals, Inc. is headquartered in Palo Alto, California.

About Scilex Holding Company

Scilex is an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain and neurodegenerative and cardiometabolic disease. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with acute and chronic pain and is dedicated to advancing and improving patient outcomes. Scilex’s commercial products include: (i) ZTlido® (lidocaine topical system) 1.8%, a prescription lidocaine topical product approved by the U.S. Food and Drug Administration (the “FDA”) for the relief of neuropathic pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain; (ii) ELYXYB®, a potential first-line treatment and the only FDA-approved, ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults; and (iii) Gloperba®, the first and only liquid oral version of the anti-gout medicine colchicine indicated for the prophylaxis of painful gout flares in adults.

In addition, Scilex has three product candidates: (i) SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXA™” or “SP-102”), which is owned by Semnur and is a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, for which Scilex has completed a Phase 3 study and was granted Fast Track status from the FDA in 2017; (ii) SP-103 (lidocaine topical system) 5.4%, (“SP-103”), a next-generation, triple-strength formulation of ZTlido, for the treatment of acute pain and for which Scilex has recently completed a Phase 2 trial in acute low back pain. SP-103 has been granted Fast Track status from the FDA in low back pain; and (iii) SP-104 (4.5 mg, low-dose naltrexone hydrochloride delayed-release capsules) (“SP-104”), a novel low-dose delayed-release naltrexone hydrochloride being developed for the treatment of fibromyalgia.

Page | 2

Scilex is headquartered in Palo Alto, California.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future events, timing to complete the transactions contemplated by the SPA and the anticipated proceeds thereof, the SPA, the estimated or anticipated future results and benefits of the transactions contemplated by the SPA and the engagement of Biconomy, Semnur’s future plans for crypto currency reserve build up, treasury management and strategy implementation with BTC, future opportunities for Semnur and its subsidiaries, the future business strategies, long-term objectives and commercialization plans of Semnur and its subsidiaries, the current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity of Scilex and its subsidiaries, statements regarding SP-102, if approved by the FDA, Semnur’s potential to attract new capital and avoid the effects of negative debt leverage and other statements that are not historical facts. These statements are based on management’s current expectations of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Semnur. These statements are subject to a number of risks and uncertainties regarding Semnur’s businesses and the transactions contemplated by the SPA and the engagement of Biconomy, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the ability of Semnur and its subsidiaries to achieve the benefits of the transactions contemplated by the SPA, including future financial and operating results; risks related to the outcome of any legal proceedings that may be instituted against the parties regarding the transactions contemplated by the SPA or the engagement of Biconomy; the risk that the transactions contemplated by the SPA or the engagement of Biconomy disrupts current plans and operations; the ability of Semnur and its subsidiaries to develop and successfully market products; the ability of Semnur and its subsidiaries to grow and manage growth profitably and retain its key employees; the risk that the potential product candidates that Semnur develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Semnur’s product candidates; the risk that Semnur’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Semnur has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these

Page | 3

therapies; risks that the prior results of the clinical trials may not be replicated; regulatory and intellectual property risks; the risk of failure to realize the anticipated benefits of the transactions contemplated by the SPA or the engagement of Biconomy and other risks and uncertainties indicated from time to time and other risks set forth in Semnur’s filings with the SEC. There may be additional risks that Semnur presently does not know or that Semnur currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Semnur’s expectations, plans or forecasts of future events and views as of the date of the communication. Semnur anticipates that subsequent events and developments will cause such assessments to change. However, while Semnur may elect to update these forward-looking statements at some point in the future, Semnur specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Semnur’s assessments as of any date subsequent to the date of this communication. Accordingly, investors are cautioned not to place undue reliance on these forward-looking statements.

Contacts:

Investors and Media

Semnur Pharmaceuticals, Inc.

960 San Antonio Road

Palo Alto, CA 94303

Office: (650) 422-7515

Email: investorrelations@semnurpharma.com

Website: www.semnurpharma.com

# # #

SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a majority-owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

All other trademarks are the property of their respective owners.

© 2025 Semnur Pharmaceuticals, Inc. All Rights Reserved.

Page | 4